Exhibit 99.3

Consent of Independent Auditors

We consent to the incorporation by reference of our report related to the consolidated financial statements of ICU Eyewear Holdings, Inc., dated February 2, 2024, appearing in Exhibit 99.1 of Amendment No. 2 of this Current Report on Form 8-K/A.

/s/ Frank, Rimerman + Co. LLP

San Jose, California

February 9, 2024